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                                                                   EXHIBIT 10.32




================================================================================

                                  A/B EXCHANGE
                         REGISTRATION RIGHTS AGREEMENT

                              THERMADYNE MFG. LLC
                            THERMADYNE CAPITAL CORP.
                                   as Issuers

                           C&G SYSTEMS HOLDING, INC.
                               C&G SYSTEMS, INC.
                         COYNE NATURAL GAS SYSTEMS INC.
                            MARISON CYLINDER COMPANY
                              MECO HOLDING COMPANY
                        MODERN ENGINEERING COMPANY, INC.
                                 STOODY COMPANY
                                TAG REALTY, INC.
                          THERMADYNE CYLINDER COMPANY
                          THERMADYNE INDUSTRIES, INC.
                         THERMADYNE INTERNATIONAL CORP.
                               THERMAL ARC, INC.
                             THERMAL DYNAMICS CORP.
                              TWECO PRODUCTS, INC.
                        VICTOR COYNE INTERNATIONAL, INC.
                            VICTOR EQUIPMENT COMPANY
                         WICHITA WAREHOUSE CORPORATION
                          WOODLAND CRYOGENICS COMPANY
                                 as Guarantors

                                  $207,000,000
                   9-7/8% SENIOR SUBORDINATED NOTES DUE 2008

                            Dated as of May 22, 1998


                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION
================================================================================

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       This Registration Rights Agreement (this "Agreement") is made and entered into as of May 22, 1998, by and among Thermadyne Mfg. LLC, a Delaware limited liability company, and Thermadyne Capital Corp., a Delaware corporation (together, the "Issuers"), each of the guarantors listed on Schedule A hereto, as guarantors (collectively, the "Guarantors"), and Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser"), which has agreed to purchase the Issuers' 9-7/8% Senior Subordinated Notes due 2008 (the "Series A Notes") pursuant to the Purchase Agreement (as defined).

       This Agreement is made pursuant to the Purchase Agreement, dated May 15, 1998 (the "Purchase Agreement"), by and among the Issuers, the Guarantors and the Initial Purchaser. In order to induce the Initial Purchaser to purchase the Series A Notes, the Issuers and the Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser set forth in Section 9 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture, dated May 22, 1998 (the "Indenture"), among the Issuers, the Guarantors and State Street Bank and Trust Company, as Trustee, relating to the Series A Notes and the Series B Notes (as defined).

       The parties hereby agree as follows:

SECTION 1. DEFINITIONS

       As used in this Agreement, the following capitalized terms shall have the following meanings:

       Act:  The Securities Act of 1933, as amended.

       Affiliate:  As defined in Rule 144.

       Broker-Dealer:  Any broker or dealer registered under the Exchange Act.

       Certificated Securities:  Definitive Notes, as defined in the Indenture.

       Closing Date:  The date hereof.

       Commission:  The Securities and Exchange Commission.

       Consummate: An Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the delivery by the Issuers to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes validly tendered and not withdrawn by Holders thereof pursuant to the Exchange Offer.

       Consummation Date:  The date on which the Exchange Offer is consummated.

       Consummation Deadline:  As defined in Section 3(b) hereof.

       Effectiveness Deadline:  As defined in Sections 3(a) and 4(a) hereof.

       Exchange Act:  The Securities Exchange Act of 1934, as amended.
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       Exchange Offer:  The exchange and issuance by the Issuers of a principal amount of Series B Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Series A Notes that are validly tendered and not withdrawn in connection with such exchange and issuance.

       Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

       Exempt Resales: The transactions in which the Initial Purchaser proposes to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and pursuant to Regulation S.

       Filing Deadline:  As defined in Sections 3(a) and 4(a) hereof.

       Guarantors: The Guarantors defined in the preamble hereto and any Person who becomes a guarantor after the date hereof pursuant to the terms of the Indenture.

       Holders:  As defined in Section 2 hereof.

       Prospectus: The prospectus included in a Registration Statement at the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

       Recommencement Date: As defined in Section 6(d) hereof.

       Registration Default:  As defined in Section 5 hereof.

       Registration Statement: Any registration statement of the Issuers and the Guarantors relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post- effective amendments) and all exhibits and material incorporated by reference therein.

       Regulation S:  Regulation S promulgated under the Act.

       Rule 144:  Rule 144 promulgated under the Act.

       Series B Notes: The Issuers' 9-7/8% Senior Subordinated Notes due 2008 to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) as contemplated by Section 6(b) hereof.

       Shelf Registration Statement:  As defined in Section 4 hereof.

       Suspension Notice:  As defined in Section 6(d) hereof.





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       TIA:  The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb), as in effect on the date of the Indenture.

       Transfer Restricted Securities: Each (a) Series A Note, until the earliest to occur of (i) the date on which such Series A Note is exchanged in the Exchange Offer for a Series B Note, (ii) the date on which such Series A Note has been disposed of in accordance with a Shelf Registration Statement (and the purchasers thereof have been issued Series B Notes), and (iii) the date on which such Series A Note is distributed to the public pursuant to Rule 144 under the Act and (b) each Series B Note issued to a Broker-Dealer in the Exchange Offer until the date on which such Series B Note is disposed of by such Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including the delivery of the Prospectus contained therein).

SECTION 2. HOLDERS

       A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person is the holder of record of Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

       (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) hereof have been complied with), the Issuers and the Guarantors shall use their reasonable best efforts to (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date (such 90th day, the "Filing Deadline"), (ii) cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 180 days after the Closing Date (such 180th day, the "Effectiveness Deadline"), (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, and (B) subject to the proviso in Section 6(c)(xii) hereof, cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and, within the time periods contemplated by
Section 3(b) hereof, Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting (i) registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and (ii) resales of Series B Notes by Broker-Dealers that tendered into the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Issuers or any of their Affiliates) as contemplated by Section 3(c) hereof.

       (b) The Issuers and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided that in no event shall such period be less than 20 Business Days. The Issuers shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes shall be included in the Exchange Offer Registration Statement. The Issuers shall use their reasonable best efforts to cause the Exchange Offer to be





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Consummated on the earliest practicable date after the Exchange Offer
Registration Statement has become effective, but in no event later than 30 Business Days thereafter (such 30th day, the "Consummation Deadline").

       (c) The Issuers shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Securities that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Series A Notes acquired directly from the Issuers or any Affiliate of the Issuers), may exchange such Transfer Restricted Securities pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Transfer Restricted Securities held by any such Broker-Dealer, except to the extent required by the Commission.

       Because such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of any Series B Notes received by such Broker-Dealer in the Exchange Offer, the Issuers shall permit the use of the Prospectus contained in the Exchange Offer Registration Statement by such Broker-Dealer to satisfy such prospectus delivery requirement for a period of 90 days following the Consummation Date. To the extent necessary to ensure that the prospectus contained in the Exchange Offer Registration Statement is available for sales of Series B Notes by Broker-Dealers, the Issuers and the Guarantors agree to use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(a) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 90 days from the Consummation Date or such shorter period as will terminate when no Transfer Restricted Securities are outstanding. The Issuers shall provide sufficient copies of the latest version of such Prospectus to such Broker-Dealers, promptly upon request, at any time during such period.

SECTION 4. SHELF REGISTRATION

       (a)      Shelf Registration.   If (i) the Exchange Offer is not permitted
by applicable law (after the Issuers and the Guarantors have complied with the procedures set forth in Section 6(a)(i) hereof) or (ii) if any Holder of Transfer Restricted Securities shall notify the Issuers in writing within 20 Business Days following the Consummation Deadline that (A) based on an opinion of counsel, such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Issuers, then the Issuers and the Guarantors shall:

                (x) cause to be filed, on or prior to 90 days after the earlier of (i) the date on which the Issuers determine that the Exchange Offer Registration Statement cannot be filed as a result of Section 4(a)(i) hereof and (ii) the date on which the Issuers receive the notice specified in Section 4(a)(ii) hereof (such earlier date, the "Filing Deadline"), a shelf registration statement (the "Shelf Registration Statement") pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration Statement) relating to
         (1) all Transfer Restricted Securities in the case





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       of clause (a)(i) above or (2) the Transfer Restricted Securities specified in any notice in the case of clause (a)(ii) above; and

                (y) shall use their reasonable best efforts to cause such Shelf Registration Statement to become effective on or prior to 180 days after the Filing Deadline for the Shelf Registration Statement (such 180th day, the "Effectiveness Deadline").

       If, after the Issuers and the Guarantors have filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) hereof, the Issuers are required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law (i.e., Section 4(a)(i) hereof), then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Issuers and the Guarantors shall remain obligated to meet the Effectiveness Deadline set forth in clause
(y).

       To the extent necessary to ensure that the Shelf Registration Statement is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a) and the other securities required to be registered therein pursuant to Section 6(b)(ii) hereof, the Issuers and the Guarantors shall use their reasonable best efforts to keep any Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented, amended and current as required by and subject to the provisions of Sections 6(b) and (c) hereof and in conformity with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the later of (a) the date on which the Initial Purchaser is no longer deemed to be an Affiliate of the Issuers, and
(b) the earlier of the second anniversary of the Closing Date (as such date may be extended pursuant to Section 6(d) hereof) and such earlier date when no Transfer Restricted Securities covered by such Shelf Registration Statement remain outstanding.

       (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within 20 days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to
Section 5 hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

       (c) Holders of Transfer Restricted Securities that do not give the written notice within the 20 Business Day period set forth in Section 4(a) hereof, if required to be given, will no longer have any registration rights pursuant to this Section 4 and will not be entitled to any Liquidated Damages pursuant to Section 5 hereof in respect of the Issuers' and the Guarantors' obligations with respect to the Shelf Registration Statement.







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SECTION 5. LIQUIDATED DAMAGES

       If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, (iii) the Exchange Offer has not been Consummated on or prior to the Consummation Deadline or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within ten Business Days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective ten Business Days of filing such post-effective amendment to such Registration Statement (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the Issuers and the Guarantors hereby agree to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.25 per week per $1,000 in principal amount of Transfer Restricted Securities; provided that the Issuers and the Guarantors shall in no event be required to pay liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, or (5) if sooner, upon the first date on which no Transfer Restricted Securities remain outstanding, in the case of clauses (i) through (iv) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

       All accrued liquidated damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Notes. Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Issuers and the Guarantors to pay liquidated damages with respect to securities that accrued prior to the time such securities ceased to be Transfer Restricted Securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

       (a)     Exchange Offer Registration Statement.   In connection with the
Exchange Offer, the Issuers and the Guarantors shall (x) comply with all applicable provisions of Section 6(c) hereof, (y) use their reasonable best efforts to effect such exchange and to permit the resale of Series B Notes by Broker-Dealers that tendered in the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of its market-making activities or other trading activities (other than Series A Notes acquired





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directly from the Issuers or any of their Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and (z) comply with all of the following provisions:

             (i) If, following the date hereof there has been announced a change in Commission policy with respect to exchange offers, such as the Exchange Offer, that, in the opinion of counsel to the Issuers and the Guarantors, raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Issuers and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuers and the Guarantors to Consummate an Exchange Offer for such Transfer Restricted Securities. The Issuers and the Guarantors hereby agree to use their reasonable best efforts in pursuing the issuance of such a decision to the Commission staff level.

             (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Securities (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Issuers, prior to the Consummation of the Exchange Offer, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that, at the time of Consummation of the Exchange Offer, (A) any Series B Notes received by such Holder will be acquired in the ordinary course of its business,
         (B) such Holder will have no arrangement or understanding with any person to participate in the distribution of the Series A Notes or the Series B Notes within the meaning of the Act, (C) if the Holder is not a Broker-Dealer or is a Broker-Dealer but will not receive Series B Notes for its own account in exchange for Series A Notes, neither the Holder nor any such other Person is engaged in or intends to participate in a distribution of the Series B Notes, and (D) that such Holder is not an Affiliate of the Issuers. If the Holder is a Broker-Dealer that will receive Series B Notes for its own account in exchange for Series A Notes, it will represent that the Notes to be exchanged for the Series B Notes were acquired by it as a result of market-making activities or other trading activities, and will acknowledge that it will deliver a prospectus meeting the requirements of the Act in connection with any resale of such Series B Notes. It is understood that, by acknowledging that it will deliver, and by delivering, a prospectus meeting the requirements of the Act in connection with any resale of such Series B Notes, the Holder is not admitting that it is an "underwriter" within the meaning of the Act.

              (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Issuers and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Issuers and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation(available May 13, 1988) and Morgan Stanley and Co., Inc. (available June 5, 1991), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and, if applicable, any no-action letter obtained pursuant to clause (i) above, (B) including a representation that neither the Issuers nor any Guarantor have entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Issuers' and the Guarantors' information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer and
         (C) any





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         other undertaking or representation required by the Commission as set forth in any no-action letter obtained pursuant to clause (i) above, if applicable.

         (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Issuers and the Guarantors shall:

                (i) comply with all the provisions of Section 6(c) hereof and use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Issuers pursuant to
         Section 4(b) hereof), and pursuant thereto the Issuers and the Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof, and

                (ii) issue, upon the request of any Holder or purchaser of Series A Notes covered by any Shelf Registration Statement contemplated by this Agreement, Series B Notes having an aggregate principal amount equal to the aggregate principal amount of Series A Notes sold pursuant to the Shelf Registration Statement and surrendered to the Issuers for cancellation; the Issuers and the Guarantors shall register Series B Notes on the Shelf Registration Statement for this purpose and issue the Series B Notes to the purchaser(s) of securities subject to the Shelf Registration Statement in the names as such purchaser(s) shall designate.

         (c) General Provisions. In connection with any Registration Statement and any related Prospectus required by this Agreement, the Issuers and the Guarantors shall, during the periods specified in Sections 3 and 4 hereof, as applicable:

               (i) use their reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers and the Guarantors shall file promptly an appropriate amendment to such Registration Statement or a supplement to the Prospectus, as applicable, curing such defect, and, in the case of an amendment, use their reasonable best efforts to cause such amendment to be declared effective as soon as practicable.

               (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with Rules





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         424, 430A and 462, as applicable, under the Act in a timely manner; and
         comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

              (iii) advise each Holder whose Transfer Restricted Securities have been included in a Shelf Registration Statement (in the case of the Shelf Registration Statement) and the Initial Purchaser promptly and, if requested by such Person, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuers and the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                 (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (v) furnish to each Holder whose Transfer Restricted Securities have been included in a Shelf Registration Statement (in the case of the Shelf Registration Statement) and the Initial Purchaser, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Persons, if any, for a period of at least five Business Days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration

         Statement or Prospectus (including all such documents incorporated by reference) to which such Persons shall reasonably object within five Business Days after the receipt thereof. Such Persons shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or fails to comply with the applicable requirements of the Act;

                 (vi) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to each Holder whose Transfer Restricted Securities have been included in a Shelf Registration Statement (in the case of the Shelf Registration Statement) and the Initial Purchaser, make the Issuers' and the Guarantors' representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Persons may reasonably request;

                 (vii) make available, at reasonable times, for inspection by each Holder whose Transfer Restricted Securities have been included in a Shelf Registration Statement (in the case of the Shelf Registration Statement) and the Initial Purchaser and any attorney or accountant retained by such Persons, all financial and other records, pertinent corporate documents of the Issuers and the Guarantors and cause the Issuers' and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Persons, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                 (viii) if requested by any Holders whose Transfer Restricted Securities have been included in a Shelf Registration Statement (in the case of the Shelf Registration Statement) or the Initial Purchaser, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Persons may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities and the use of the Registration Statement or Prospectus for market-making activities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                 (ix) furnish to each Holder whose Transfer Restricted Securities have been included in a Shelf Registration Statement (in the case of the Shelf Registration Statement) and the Initial Purchaser, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                 (x) deliver to each Holder whose Transfer Restricted Securities have been included in a Shelf Registration Statement and the Initial Purchaser without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuers and the Guarantors hereby consent to the use (in accordance with law and subject to Section 6(d) hereof) of the Prospectus and any amendment or supplement thereto by each selling Person in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto and all market-making activities of the Initial Purchaser, as the case may be;

                (xi) upon the request of any Holder whose Transfer Restricted Securities have been included in a Shelf Registration Statement (in the case of the Shelf Registration Statement) or the Initial Purchaser, enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any applicable Registration Statement contemplated by this Agreement as may be reasonably requested by such Person in connection with any sale or resale pursuant to any applicable Registration Statement. In such connection, the Issuers and the Guarantors shall:

                (A) upon request of any such Person, furnish (or in the case of paragraphs (2) and (3), use their reasonable best efforts to cause to be furnished) to each Holder (in the case of the Shelf Registration Statement) and the Initial Purchaser, upon Consummation of the Exchange Offer or upon the effectiveness of the Shelf Registration Statement, as the case may be:

                          (1) a certificate, dated such date, signed on behalf of the Issuers by (x) the President or any Vice President and
                 (y) a principal financial or accounting officer of each of the Issuers and each of the Guarantors, confirming, as of the date thereof, the matters set forth in Sections 6(y), 9(a) and 9(b) of the Purchase Agreement and such other similar matters as such Person may reasonably request;

                          (2) an opinion, dated the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuers and the Guarantors covering matters similar to those set forth in Sections 9(e) and (f) of the Purchase Agreement and such other matters as such Person may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers and the Guarantors, representatives of the independent public accountants for the Issuers and the Guarantors and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the statements of officers and other representatives of the Issuers and the Guarantors) and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                    (3) a customary comfort letter, dated the date of
             Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Issuers' and the Guarantors' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 9(h) of the Purchase Agreement; and

                (B) deliver such other documents and certificates as may be reasonably requested by such Persons to evidence compliance with the matters covered in clause (A) above and with any customary conditions contained in any agreement entered into by the Issuers and the Guarantors pursuant to this clause (xi);

                (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided that neither the Issuers nor any Guarantor shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Securities;

                (xiv) use their reasonable best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                (xv) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of a Registration Statement covering such Transfer Restricted Securities and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                (xvi) otherwise use their reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to their security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in Rule 158(c) under the Act);

                (xvii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                (xviii)     provide promptly to each Holder and the Initial
         Purchaser, upon request, each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

       (d)     Restrictions on Holders.   Each Holder agrees by acquisition of
a Transfer Restricted Security and the Initial Purchaser agrees that, upon receipt of the notice referred to in Section 6(c)(iii)(C) or any notice from the Issuers of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "Suspension Notice"), such Person will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until (i) such Person has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Person is advised in writing by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each Person receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Person's possession which have been replaced by the Issuers with more recently dated Prospectuses or (ii) deliver to the Issuers (at the Issuers' expense) all copies, other than permanent file copies, then in such Person's possession of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7. REGISTRATION EXPENSES

      (a) All expenses incident to the Issuers' and the Guarantors' performance of or compliance with this Agreement will be borne by the Issuers and the Guarantors, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses (whether for exchanges, sales, market-making or otherwise), messenger and delivery services and telephone;
(iv) all fees and disbursements of counsel for the Issuers and the Guarantors;
(v) all application and filing fees in connection with listing the Series B Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuers and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

       The Issuers will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers and the Guarantors.

       (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuers and the Guarantors will reimburse the Initial Purchaser and the Holders of Transfer Restricted Securities who are tendering Series A Notes in the Exchange Offer and/or selling or reselling Series A Notes or Series B Notes pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

       (a) The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Issuers to any Holder or any prospective purchaser of Series B Notes or registered Series A Notes, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Issuers by any of the Holders.

      (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless each of the Issuers and the Guarantors, its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) such Issuer or Guarantor, to the same extent as the foregoing indemnity from the Issuers and the Guarantors set forth in Section 8(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Issuers and the Guarantors by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

      (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying person") in writing, and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that, in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a), and by the Issuers and the Guarantors, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying
party shall have failed to comply with such reimbursement request.   No
indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

       (d)     To the extent that the indemnification provided for in this
Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause 8(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) hereof but also the relative fault of the Issuers and the Guarantors, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Guarantors, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers and the Guarantors, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments.

       The Issuers, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(d) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

      (e) The Issuers and the Guarantors agree that the indemnity and contribution provisions of this Section 8 shall apply to the Initial Purchaser to the same extent, on the same conditions, as it applies to Holders.

SECTION 9. RULE 144A AND RULE 144

       The Issuers and the Guarantors agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Issuers (i) are not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) are subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10. MISCELLANEOUS

      (a)      Remedies.   The Issuers and the Guarantors acknowledge and agree
that any failure by the Issuers and the Guarantors to comply with their obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchaser or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any Holder may obtain such relief as may be required to specifically enforce the Issuers' and the Guarantors' obligations under Sections 3 and 4 hereof. The Issuers and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (b) No Inconsistent Agreements. None of the Issuers or the Guarantors will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. None of the Issuers or the Guarantors has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers' or any Guarantor's securities under any agreement in effect on the date hereof.

      (c)      Amendments and Waivers.   The provisions of this Agreement may
not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Issuers have obtained the written consent of Holders of all outstanding Transfer Restricted Securities, and (ii) in the case of all other provisions hereof, the Issuers have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Issuers or their Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose Transfer Restricted Securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose Transfer Restricted Securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities subject to such Exchange Offer.

      (d)      Third Party Beneficiary.   The Holders shall be third party
beneficiaries to the agreements made hereunder between the Issuers and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

      (e)      Notices.   All notices and other communications provided for or
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                (ii)      if to the Issuers or the Guarantors:

                          c/o Thermadyne Mfg. LLC
                          101 South Hanley Road
                          St. Louis, Missouri 63105
                          Telecopier No.: (314) 746-2327
                          Attention: Stephanie N. Josephson, Esq.

                          With a copy to:

                          Davis Polk & Wardwell
                          450 Lexington Avenue
                          New York, New York 10017
                          Telecopier No.: (212) 450-4000
                          Attention:  Richard D. Truesdell, Esq.

                                      and

                          Weil, Gotshal & Manges LLP
                          100 Crescent Court, Suite 1300
                          Dallas, Texas 75201
                          Telecopier No.: (214) 746-7777
                          Attention: R. Scott Cohen, Esq.

       All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

       Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

       Upon the date of filing of the Exchange Offer or a Shelf Registration Statement, as the case may be, notice shall be delivered to Donaldson, Lufkin & Jenrette Securities Corporation (in the form attached hereto as Exhibit A) and shall be addressed to: Attention: Louise Guarneri (Compliance Department), 277 Park Avenue, New York, New York 10172.

       (f)     Successors and Assigns.   This Agreement shall inure to the
benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

       (g)      Counterparts.   This Agreement may be executed in any number of
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       (h)      Headings.   The headings in this Agreement are for convenience
of reference only and shall not limit or otherwise affect the meaning hereof.

       (i)      Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

       (j)      Severability.   In the event that any one or more of the
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

       (k)      Entire Agreement.   This Agreement is intended by the parties as
a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                                THERMADYNE MFG. LLC


                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                THERMADYNE CAPITAL CORP.


                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                C&G SYSTEMS HOLDING, INC.


                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                    Name:
                                                    Title:

                                                C&G SYSTEMS, INC.

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                COYNE NATURAL GAS SYSTEMS INC.

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                MARISON CYLINDER COMPANY


                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                MECO HOLDING COMPANY

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                MODERN ENGINEERING COMPANY, INC.

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                STOODY COMPANY

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                TAG REALTY, INC.

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                THERMADYNE CYLINDER COMPANY

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                THERMADYNE INDUSTRIES, INC.

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                THERMADYNE INTERNATIONAL CORP.

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                THERMAL ARC, INC.

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                THERMAL DYNAMICS CORP.,

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                TWECO PRODUCTS, INC.

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                VICTOR COYNE INTERNATIONAL, INC.

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                VICTOR EQUIPMENT COMPANY,

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                WICHITA WAREHOUSE CORPORATION

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                WOODLAND CRYOGENICS COMPANY

                                                By: /s/ STEPHANIE N. JOSEPHSON
                                                   -----------------------------
                                                   Name:
                                                   Title:

DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION


By: /s/ TIMOTHY WHITE
   -----------------------------
   Name: Timothy White
   Title: Vice President

                                   EXHIBIT A
                              NOTICE OF FILING OF
                   A/B EXCHANGE OFFER REGISTRATION STATEMENT

To:    Donaldson, Lufkin & Jenrette Securities Corporation
       277 Park Avenue
       New York, New York  10172
       Attention:  Louise Guarneri (Compliance Department)
       Fax: (212) 892-7272

From:  Thermadyne Mfg. LLC and Thermadyne Capital Corp.

       9-7/8% Senior Subordinated Notes due 2008

Date:  ___________, 1998

       For your information only (NO ACTION REQUIRED):

       Today, ___________, 1998, we filed [an A/B Exchange Registration Statement/a Shelf Registration Statement] with the Securities and Exchange Commission.

                                                                      SCHEDULE A
                                   Guarantors
C&G Systems Holding, Inc.
C&G Systems, Inc.
Coyne Natural Gas Systems Inc.
Marison Cylinder Company
MECO Holding Company
Modern Engineering Company, Inc.
Stoody Company
TAG Realty, Inc.
Thermadyne Cylinder Company
Thermadyne Industries, Inc.
Thermadyne International Corp.
Thermal Arc, Inc.
Thermal Dynamics Corp.,
Tweco Products, Inc.
Victor Coyne International, Inc.
Victor Equipment Company,
Wichita Warehouse Corporation
Woodland Cryogenics Company